UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02527

Deutsche DWS Money Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	7/31

Date of reporting period:	7/31/2019

ITEM 1.	REPORT TO STOCKHOLDERS

July 31, 2019

Annual Report

to Shareholders

DWS Money Market Prime Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
8	Portfolio Summary
9	Investment Portfolio
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statements of Changes in Net Assets
17	Financial Highlights
21	Notes to Financial Statements

30	Report of Independent Registered Public Accounting Firm
32	Information About Your Fund’s Expenses
33	Tax Information
34	Advisory Agreement Board Considerations and Fee Evaluation
38	Board Members and Officers
42	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of the Fund may have a significant adverse effect on the share prices of all classes of shares of the Fund. Please read the prospectus for specific details regarding the Fund’s risk profile.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE

NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Money Market Prime Series

Letter to Shareholders

Dear Shareholder:

Despite shifting political sands — most notably the trade negotiations between China and the United States (the “U.S.”) — the economy continues to be resilient. A robust labor market, strong home sales, consumer confidence and other key metrics indicate that the underpinnings of the economy remain intact.

Looking ahead, while our Americas Chief Investment Officer (“CIO”) believes the U.S.-China trade conflict may de-escalate over the coming months, he notes that it is most likely to weigh on manufacturing activity. Since certain aspects of the conflict, such as intellectual property protection and other China reforms, will not happen quickly, the conflict could prolong into the second half of the year. In any event, uncertainty may well lead to continued market volatility. Against this backdrop, we see little near-term impetus for a resurgence in growth in the emerging markets beyond the stimulus efforts that are already underway in China.

Of course, these issues and their potential implications around the world bear close watching. Our CIO Office and global network of analysts diligently monitor these matters to determine when and what, if any, strategic or tactical adjustments are warranted. We invite you to access these views often to understand the changing landscape and, most important, what it may mean for you.

While our diverse expertise in Active, Passive and Alternatives asset management — as well as our deep environmental, social and governance focus — complement each other when creating targeted investment strategies for our clients, the on-the-ground-knowledge of our economists, research analysts and investment professionals are brought together in one consistent global CIO View, which guides our strategic investment approach. We are local while being one global team with approximately 3,600 employees in offices all over the world. As always, we urge you to visit the “Insights” section of our Web site, dws.com, to review our most current market and economic perspectives.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results. There is no assurance provided that any investment objective will be achieved.

DWS Money Market Prime Series	|	3

Portfolio Management Review	(Unaudited)

Market Overview

All performance information below is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate of the Fund’s shares outstanding. Yields fluctuate and are not guaranteed.

Investment Strategy

The Fund seeks maximum current income to the extent consistent with stability of principal.

Over the past 12 months ended July 31, 2019, yields across the money market yield curve fluctuated based on the still-expanding U.S. economy and evolving U.S. Federal Reserve (the Fed) statements and actions. In light of continued economic strength and a tight labor market, the Federal Open Market Committee (FOMC) raised short-term rates at its September 2018 meeting, with accompanying statements that at the time were viewed as aggressive regarding the prospects for future rate hikes. In December, a number of factors contributed to a considerable increase in financial market volatility and a tightening in overall financial conditions. These factors included statements by the Fed following its December 2018 rate hike. In December, the Fed’s messaging disappointed market watchers because the central bank did not commit to a pause in its rate hikes, despite signs that growth was slowing in some parts of the global economy. Disappointment in the Fed’s statements during the fourth quarter of 2018 marked a turning point for the U.S. economy leading to a major correction in the stock market, an inverted yield curve (often a predictor of economic recession), a widening of credit spreads, apparent difficulties in trade talks with China, and a U.S. government shutdown.

In January, the short-term rate environment underwent a meaningful change: Responding to the significant financial market disruptions that had taken place in late 2018, the Fed pivoted dramatically, taking all of its rate hike forecasts off the table and changing from a hawkish to a neutral (to some observers, even dovish) monetary policy stance. The Fed not only walked backed its projections of fed funds rate increases, but also

4	|	DWS Money Market Prime Series

lowered its U.S. economic growth estimates. During the first quarter, money market participants took the altered short-term rate expectations even further by “pricing in” a Fed rate cut in early 2020. In June, a breakdown in the trade negotiations between the United States and China and some signs of a slight U.S. economic slowdown (amid an abruptly decelerating global economy) disrupted financial markets and sent interest rates significantly lower. Though the FOMC did not cut interest rates at its June meeting, the Fed implied that it would now be more “data dependent” in determining its rate policy. Markets immediately “priced in” four fed funds rate cuts over the remainder of 2019 and into 2020. Driven by economic uncertainty resulting from the trade war, the FOMC reduced short-term rates to 2.0%–2.25% at its July 2019 meeting.

Positive Contributors to Fund Performance

We were able to maintain what we believe to be a competitive yield for the fund during the annual period ended July 31, 2019. We continued to seek what we believe to be ample liquidity, high credit quality and strong diversification across sectors. Through most of the period we kept the fund’s average maturity relatively short, with an emphasis on floating-rate investments with maturities of six months to one year and shorter-term fixed-rate investments. During the first quarter, we extended maturity slightly to attempt to capture some additional yield. However, during the second quarter, when it appeared that the market was becoming overly aggressive in pricing in future Fed rate cuts, we reverted to our previous strategy of focusing on shorter-term fixed rate paper and longer-term floating rate instruments.

Negative Contributors to Fund Performance

The types of securities that we were investing in tended to have lower yields than issues carrying more risk. We preferred to be cautious during a time of market uncertainty. In the end, this cost the fund some yield, but we believe that this represented a prudent approach to preserving principal.

Outlook and Positioning

The current financial market/economic outlook is highly uncertain, in part because of the agenda on trade that the administration is pursuing, and also because of the difficulty in gauging the outlook for future rate cuts by the Fed. Given the recent escalation in the U.S./China trade conflict, we

DWS Money Market Prime Series	|	5

look for an additional FOMC rate cut in September. At present, we do not believe that the Fed would need to cut short-term rates to the extent that is currently being forecast by financial market participants.

We continue our insistence on what we believe to be the highest credit quality within the Fund. We also plan to maintain what we believe to be our conservative investment strategies and standards under the current market conditions. We continue to apply what we believe to be a careful approach to investing on behalf of the Fund and to seek competitive yield for our shareholders.

Fund Performance (as of July 31, 2019) (Unaudited)

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

DWS Money Market Prime Series	7-Day Current Yield
DWS Cash Investment Trust Class A	1.74%
DWS Cash Investment Trust Class C	1.05%
DWS Cash Investment Trust Class S	1.95%
DWS Money Market Fund	2.02%

Yields are historical, will fluctuate, and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolios over a 7-day period expressed as an annual percentage rate. For the most current yield information, visit our Web site at dws.com.

*	The 7-Day Current Yield would have been 1.99% for DWS Cash Investment Trust Class S shares, had certain expenses not been reduced.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of the Fund. These investment professionals have a broad range of experience managing money market funds.

6	|	DWS Money Market Prime Series

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The federal funds rate is the interest rate a borrowing bank pays to a lending bank, with the rate determined by members of the Federal Open Market Committee (FOMC) at their regular meetings. The federal funds rate sets the standard for short-term U.S. interest rates.

A floating-rate security is a debt instrument with a variable interest rate, one that typically adjusts every six months, and is tied to a money market instrument such as Treasury bills.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

DWS Money Market Prime Series	|	7

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	7/31/19	7/31/18
Commercial Paper	46%	38%
Variable Rate Demand Notes	27%	18%
Certificates of Deposit and Bank Notes	10%	24%
Repurchase Agreements	9%	6%
Variable Rate Demand Preferred Shares	4%	4%
Corporate Bonds	3%	—
Government & Agency Obligations	1%	—
Time Deposits	—	9%
Short-Term Notes	—	1%
	100%	100%

Weighted Average Maturity	7/31/19	7/31/18
DWS Money Market Prime Series	38 days	26 days
iMoneyNet Money Fund Average™ — First Tier Retail*	32 days	25 days

*

The Fund is compared to its respective iMoneyNet Money Fund Average category: First Tier Retail — Category includes retail funds that may invest in certificates of deposit, time deposits, bankers’ acceptances and other short term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks and other banking institutions, commercial paper, floating and variable rate demand notes and bonds, and asset-backed securities.

Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s holdings, see page 9.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing was filed with the SEC on Form N-Q. Effective from and after the Fund’s third fiscal quarter-end of 2019, Form N-Q is rescinded and will not be filed with the SEC. In addition, each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com as of each month-end. Please see the Fund’s current prospectus for more information.

8	|	DWS Money Market Prime Series

Investment Portfolio	as of July 31, 2019

	Principal Amount ($)	Value ($)
Certificates of Deposit and Bank Notes 10.1%

Cooperatieve Rabobank UA, 1-month LIBOR plus 0.160%, 2.524%*, 5/6/2020	5,000,000	5,000,000

Nordea Bank AB, 2.444%*, 7/31/2020	10,000,000	10,000,000

Oversea-Chinese Banking Corp., Ltd., 1-month LIBOR plus 0.100%, 2.464%*, 11/6/2019	9,000,000	9,000,000

Skandinaviska Enskilda Banken AB, 1-month LIBOR plus 0.280%, 2.644%*, 10/8/2019	5,250,000	5,250,000

Svenska Handelsbanken AB, 1-month LIBOR plus 0.180%, 2.54%*, 6/5/2020	8,750,000	8,750,000

Toronto-Dominion Bank:

1-month LIBOR plus 0.310%, 2.7%*, 7/10/2020	13,205,000	13,205,000

3-month LIBOR plus 0.070%, 2.544%*, 6/8/2020	10,000,000	10,000,000

Wells Fargo Bank NA, 1-month LIBOR plus 0.250%, 2.652%*, 8/1/2019	10,000,000	10,000,000
Total Certificates of Deposit and Bank Notes (Cost $71,205,000)		71,205,000

Commercial Paper 46.1%
Issued at Discount** 34.9%

Albion Capital Corp., 2.332%, 10/25/2019	9,215,000	9,164,957

Barclays Bank PLC:

144A, 2.342%, 10/22/2019	7,750,000	7,709,222

144A, 2.383%, 10/11/2019	10,000,000	9,953,653

Bedford Row Funding Corp., 144A, 2.687%, 11/8/2019	11,000,000	10,919,838

BPCE SA, 144A, 2.687%, 10/1/2019	10,000,000	9,955,097

CNPC Finance HK Ltd., 144A, 2.525%, 8/7/2019	12,274,000	12,268,906

CPPIB Capital, Inc., 144A, 2.651%, 9/3/2019	12,500,000	12,470,036

DBS Bank Ltd.:

144A, 2.59%, 10/9/2019	7,000,000	6,965,720

144A, 2.616%, 9/26/2019	5,000,000	4,979,933

DCAT LLC, 2.383%, 8/7/2019	1,535,000	1,534,399

Fairway Finance Corp., 144A, 2.266%, 11/18/2019	10,000,000	9,932,329

Federation des Caisses Desjardins du Quebec, 144A, 2.555%, 5/19/2020	12,500,000	12,244,500

Kells Funding LLC, 2.575%, 8/28/2019	8,000,000	7,984,760

Longship Funding Dac, 144A, 2.454%, 8/1/2019	11,500,000	11,500,000

MetLife Short Term Funding LLC, 144A, 2.606%, 8/13/2019	8,750,000	8,742,504

Mont Blanc Capital Corp., 144A, 2.433%, 9/16/2019	14,230,000	14,186,361

Nieuw Amsterdam Receivables Corp., 144A, 2.342%, 10/2/2019	6,500,000	6,474,141

The accompanying notes are an integral part of the financial statements.

DWS Money Market Prime Series	|	9

	Principal Amount ($)	Value ($)

Ontario Teachers Finance Trust:

144A, 2.535%, 2/6/2020	7,500,000	7,401,563

144A, 2.545%, 11/14/2019	9,000,000	8,934,113

PSP Capital, Inc., 144A, 2.484%, 10/28/2019	10,000,000	9,940,111

Schlumberger Investment SA, 144A, 2.312%, 10/11/2019	12,500,000	12,443,792

Sheffield Receivables Co. LLC, 2.484%, 9/6/2019	15,425,000	15,387,209

Siemens Captal Co. LLC, 144A, 2.332%, 9/30/2019	10,000,000	9,961,667

Skandinaviska Enskilda Banken AB, 144A, 2.302%, 10/10/2019	10,500,000	10,453,654

Swedish Export Credit Corp., 2.21%, 1/23/2020	7,635,000	7,554,090

Toronto-Dominion Bank, 144A, 2.236%, 2/3/2020	7,000,000	6,920,253

		245,982,808

Issued at Par* 11.2%

ASB Finance Ltd., 144A, 3-month LIBOR plus 0.080%, 2.346%, 1/30/2020	2,250,000	2,250,000

BNZ International Funding Ltd., 144A, 1-month LIBOR plus 0.180%, 2.478%, 4/20/2020	8,850,000	8,850,000

Collateralized Commercial Paper Flex Co. LLC:

144A, 1-month LIBOR plus 0.120%, 2.484%, 1/9/2020	12,602,000	12,602,000

144A, 1-month LIBOR plus 0.300%, 2.598%, 8/19/2019	10,000,000	10,000,000

Crown Point Capital Co. LLC, 144A, 1-month LIBOR plus 0.140%, 2.506%, 3/9/2020	5,750,000	5,750,000

ING U.S. Funding LLC, 1-month LIBOR plus 0.360%, 2.762%, 10/1/2019	9,250,000	9,250,000

Manhattan Asset Funding Co. LLC, 144A, 2.454%, 9/6/2019	1,000,000	999,990

Royal Bank of Canada, 144A, U.S. Federal Funds Effective Rate plus 0.200%, 2.59%, 6/5/2020	11,800,000	11,800,000

Westpac Banking Corp.:

144A, 3-month LIBOR plus 0.180%, 2.5%, 1/2/2020	10,000,000	10,000,000

144A, 3-month LIBOR plus 0.070%, 2.646%, 8/2/2019	7,500,000	7,500,000

		79,001,990
Total Commercial Paper (Cost $324,984,798)		324,984,798

Government & Agency Obligations 1.3%
U.S. Government Sponsored Agencies
Federal Home Loan Mortgage Corp., 2.5%, 5/22/2020 (Cost $9,500,000)	9,500,000	9,500,000

Variable Rate Demand Notes*** 26.6%

Alaska, State Housing Finance Corp., Series B, 2.41%, 8/7/2019	25,800,000	25,800,000

California, University of California Revenue, Series Z-2, 2.36%, 8/7/2019	30,575,000	30,575,000

The accompanying notes are an integral part of the financial statements.

10	|	DWS Money Market Prime Series

	Principal Amount ($)	Value ($)

Canyon Oaks LLC, (REIT), 2.44%, 8/7/2019	3,500,000	3,500,000

Colorado, State Housing & Finance Authority, Multi-Family Housing Project:

“I”, Series A1, 2.2%, 8/7/2019, LIQ: Federal Home Loan Bank	3,565,000	3,565,000

“I”, Series A-2, 2.2%, 8/7/2019, SPA: Federal Home Loan Bank	15,000,000	15,000,000

Issaquah Gateway SR Development LLC, Series A, 2.44%, 8/7/2019	11,000,000	11,000,000

Jefferson at Stadium Park-Phase A Owner LLC, Series B, 2.44%, 8/7/2019	8,250,000	8,250,000

Jets Stadium Development, 144A, 2.4%, 8/7/2019	22,630,000	22,630,000

Michigan, State Finance Authority Revenue, School Loan Revolving, Series C, 2.31%, 8/7/2019, LOC: Bank of Montreal	10,050,000	10,050,000

New York, State Housing Finance Agency Revenue, 160 Madison Avenue LLC, Series B, 2.42%, 8/1/2019, LOC: Landesbank Hessen-Thuringen	5,500,000	5,500,000

New York, State Housing Finance Agency Revenue, 222 East 44th Street, Series B, 2.32%, 8/1/2019, LOC: Bank of China Ltd.	21,110,000	21,110,000

New York, State Housing Finance Agency, 505 West 37 LLC, Series B, 2.43%, 8/1/2019, LOC: Landesbank Hessen-Thuringen	7,000,000	7,000,000

New York, Taxable Municipal Funding Trust, Series 2018-4, 2.45%, 8/7/2019, INS: AGMC, LOC: Barclays Bank PLC	15,000,000	15,000,000

North Hudson, NJ, Sewerage Authority, Gross Revenue Lease Certificates, Senior Lien, Series C, 2.38%, 8/7/2019, LOC: TD Bank NA	9,050,000	9,050,000
Total Variable Rate Demand Notes (Cost $188,030,000)		188,030,000

Variable Rate Demand Preferred Shares*** 4.3%

Invesco Dynamic Credit Opportunities Fund, 2.54%, 8/7/2019	25,000,000	25,000,000

Invesco Senior Income Trust, 2.54%, 8/7/2019	5,000,000	5,000,000
Total Variable Rate Demand Preferred Shares (Cost $30,000,000)		30,000,000

Corporate Bonds 2.8%

Nordea Bank AB, 2.57%*, 10/18/2019	10,000,000	10,003,501

Svenska Handelsbanken AB, 1.5%, 9/6/2019	9,950,000	9,938,381
Total Corporate Bonds (Cost $19,941,882)		19,941,882

The accompanying notes are an integral part of the financial statements.

DWS Money Market Prime Series	|	11

	Principal Amount ($)	Value ($)
Repurchase Agreements 8.5%

BNP Paribas, 2.53%, dated 7/31/2019, to be repurchased at $27,501,933 on 8/1/2019 (a)	27,500,000	27,500,000

HSBC Securities, Inc., 2.53%, dated 7/31/2019, to be repurchased at $7,000,492 on 8/1/2019 (b)	7,000,000	7,000,000

Wells Fargo Bank NA, 2.55%, dated 7/31/2019, to be repurchased at $25,568,811 on 8/1/2019 (c)	25,567,000	25,567,000
Total Repurchase Agreements (Cost $60,067,000)		60,067,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $703,728,680)	99.7	703,728,680
Other Assets and Liabilities, Net	0.3	2,266,126

Net Assets	100.0	705,994,806

*	Floating rate security. These securities are shown at their current rate as of July 31, 2019.

**	Annualized yield at time of purchase, not a coupon rate.

***

Variable rate demand notes and variable rate demand preferred shares are securities whose interest rates are reset periodically (usually daily mode or weekly mode) by remarketing agents based on current market levels, and are not directly set as a fixed spread to a reference rate. These securities may be redeemed at par by the holder at any time, and are shown at their current rates as of July 31, 2019. Date shown reflects the earlier of demand date or stated maturity date.

(a)	Collateralized by $27,900,800 U.S. Treasury Notes, with the various coupon rates from 1.125-2.625%, with various maturity dates of 4/30/2020-12/15/2021 with a value of $28,050,060.

(b)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
282	U.S. Treasury Bonds	Zero Coupon–2.375	2/15/2020–8/15/2039	253
8,518,800	U.S. Treasury Notes	Zero Coupon–2.875	8/31/2020–11/15/2039	7,139,747
Total Collateral Value				7,140,000

(c)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
10,138,909	Federal Home Loan Mortgage Corp.	3–5.5	3/1/2033–2/1/2049	10,507,462
15,060,648	Federal National Mortgage Association	2.5–5	6/1/2028–1/1/2049	15,570,878
Total Collateral Value				26,078,340

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

12	|	DWS Money Market Prime Series

AGMC: Assured Guaranty Municipal Corp.

INS: Insured

LIBOR: London Interbank Offered Rate

LIQ: Liquidity Facility

LOC: Letter of Credit

REIT: Real Estate Investment Trust

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of July 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities (d)	$—	$643,661,680	$—	$643,661,680
Repurchase Agreements	—	60,067,000	—	60,067,000
Total	$—	$703,728,680	$—	$703,728,680

(d)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

DWS Money Market Prime Series	|	13

Statement of Assets and Liabilities

as of July 31, 2019

Assets
Investments in securities, valued at amortized cost	$703,728,680
Cash	84,507
Receivable for investments sold	525,000
Receivable for Fund shares sold	1,559,121
Interest receivable	1,050,908
Other assets	39,439
Total assets	706,987,655

Liabilities
Payable for Fund shares redeemed	269,266
Distributions payable	228,746
Accrued management fee	184,087
Accrued Trustees’ fees	9,095
Other accrued expenses and payables	301,655
Total liabilities	992,849
Net assets, at value	$705,994,806

Net Assets Consist of
Distributable earnings (loss)	46,574
Paid-in capital	705,948,232
Net assets, at value	$705,994,806

Net Asset Value
DWS Cash Investment Trust Class A

Net Asset Value offering and redemption price per share ($31,468,076 ÷ 31,433,638 shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Cash Investment Trust Class C

Net Asset Value, offering and redemption price per share ($7,808,196 ÷ 7,801,593 shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Cash Investment Trust Class S

Net Asset Value, offering and redemption price per share ($178,705,269 ÷ 178,537,774 shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Money Market Fund

Net Asset Value, offering and redemption price per share ($488,013,265 ÷ 487,457,842 shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

14	|	DWS Money Market Prime Series

Statement of Operations

for the year ended July 31, 2019

Investment Income
Income:

Interest	$18,198,854
Expenses:

Management fee	2,129,200
Administration fee	723,975
Services to shareholders	856,092
Distribution and service fees	189,787
Custodian fee	12,933
Professional fees	72,692
Reports to shareholders	91,092
Registration fees	83,759
Trustees’ fees and expenses	37,727
Other	40,955
Total expenses before expense reductions	4,238,212
Expense reductions	(33,473)
Total expenses after expense reductions	4,204,739
Net investment income	13,994,115
Net realized gain (loss) from investments	4,220
Net increase (decrease) in net assets resulting from operations	$13,998,335

The accompanying notes are an integral part of the financial statements.

DWS Money Market Prime Series	|	15

Statements of Changes in Net Assets

	Years Ended July 31,
Increase (Decrease) in Net Assets	2019	2018

Operations:

Net investment income (loss)	$13,994,115	$8,258,777
Net realized gain (loss)	4,220	(631)
Net increase (decrease) in net assets resulting from operations	13,998,335	8,258,146
Distributions to shareholders:

DWS Cash Investment Trust Class A	(572,013)	(326,295)
DWS Cash Investment Trust Class C	(98,547)	(47,859)
DWS Cash Investment Trust Class S	(3,527,773)	(2,075,023)
DWS Money Market Fund	(9,795,956)	(5,808,152)
Total distributions	(13,994,289)	(8,257,329)*
Fund share transactions:

Proceeds from shares sold	237,181,298	255,354,213
Reinvestment of distributions	13,674,740	7,982,508
Payments for shares redeemed	(289,474,384)	(346,253,954)
Net increase (decrease) in net assets from Fund share transactions	(38,618,346)	(82,917,233)
Increase (decrease) in net assets	(38,614,300)	(82,916,416)
Net assets at beginning of period	744,609,106	827,525,522

Net assets at end of period	$705,994,806	$744,609,106 **

*	Includes distributions from net investment income.

**	Includes undistributed net investment income of $43,159.

The accompanying notes are an integral part of the financial statements.

16	|	DWS Money Market Prime Series

Financial Highlights

DWS Cash Investment Trust Class A

	Years Ended July 31,
	2019		2018		2017		2016		2015

Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations:

Net investment income	.017		.009		.002		.000	*	.000	*
Net realized gain (loss)	.000	*	(.000	)*	.000	*	(.000	)*	.000	*
Total from investment operations	.017		.009		.002		.000	*	.000	*
Less distributions from:

Net investment income	(.017)		(.009)		(.002)		(.000	)*	(.000	)*
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return (%)	1.71		.89		.19	[a]	.01	[a]	.01	[a]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31		33		76		110		126
Ratio of expenses before expense reductions (%)	.82		.80		.79		.81		.86
Ratio of expenses after expense reductions (%)	.82		.80		.74		.44		.21
Ratio of net investment income (%)	1.69		.86		.20		.01		.01

[a]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.0005.

The accompanying notes are an integral part of the financial statements.

DWS Money Market Prime Series	|	17

DWS Cash Investment Trust Class C

	Years Ended July 31,
	2019		2018		2017		2016		2015

Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations:

Net investment income	.010		.002		.000	*	.000	*	.000	*
Net realized gain (loss)	.000	*	(.000	)*	.000	*	(.000	)*	.000	*
Total from investment operations	.010		.002		.000	*	.000	*	.000	*
Less distributions from:

Net investment income	(.010)		(.002)		(.000	)*	(.000	)*	(.000	)*
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return (%)	.99		.23	[a]	.02	[a]	.01	[a]	.01	[a]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8		21		15		28		25
Ratio of expenses before expense reductions (%)	1.54		1.54		1.52		1.47		1.52
Ratio of expenses after expense reductions (%)	1.54		1.47		.88		.45		.21
Ratio of net investment income (%)	.93		.23		.01		.01		.01

[a]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.0005.

The accompanying notes are an integral part of the financial statements.

18	|	DWS Money Market Prime Series

DWS Cash Investment Trust Class S

	Years Ended July 31,
	2019		2018		2017		2016		2015

Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations:

Net investment income	.020		.011		.004		.000	*	.000	*
Net realized gain (loss)	.000	*	(.000	)*	.000	*	(.000	)*	.000	*
Total from investment operations	.020		.011		.004		.000	*	.000	*
Less distributions from:

Net investment income	(.020)		(.011)		(.004)		(.000	)*	(.000	)*
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return (%)[a]	1.97		1.12		.36		.02		.01

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	179		181		193		266		285
Ratio of expenses before expense reductions (%)	.59		.60		.60		.56		.55
Ratio of expenses after expense reductions (%)	.57		.57		.57		.43		.21
Ratio of net investment income (%)	1.95		1.11		.35		.02		.01

[a]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.0005.

The accompanying notes are an integral part of the financial statements.

DWS Money Market Prime Series	|	19

DWS Money Market Fund

	Years Ended July 31,
	2019		2018		2017		2016		2015

Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations:

Net investment income	.020		.011		.004		.000	*	.000	*
Net realized gain (loss)	.000	*	(.000	)*	.000	*	(.000	)*	.000	*
Total from investment operations	.020		.011		.004		.000	*	.000	*
Less distributions from:

Net investment income	(.020)		(.011)		(.004)		(.000	)*	(.000	)*
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return (%)	1.98		1.12	[a]	.38		.05	[a]	.01	[a]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	488		510		543		687		797
Ratio of expenses before expense reductions (%)	.55		.58		.55		.50		.50
Ratio of expenses after expense reductions (%)	.55		.57		.55		.41		.21
Ratio of net investment income (%)	1.96		1.11		.37		.05		.01

[a]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.0005.

The accompanying notes are an integral part of the financial statements.

20	|	DWS Money Market Prime Series

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Money Market Prime Series (the “Fund”) is a diversified series of Deutsche DWS Money Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund seeks to qualify as a retail money market fund and may impose liquidity fees on redemptions and/or temporarily suspend (gate) redemptions if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

The Fund offers multiple classes of shares which provide investors with different purchase options: DWS Cash Investment Trust Class A shares are not subject to an initial sales charge but are subject to the applicable sales charge if exchanged into Class A shares of another DWS Fund. DWS Cash Investment Trust Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than DWS Cash Investment Trust Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective on August 10, 2018, Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. DWS Money Market Fund and DWS Cash Investment Trust Class S shares are not subject to initial or contingent deferred sales charges. DWS Cash Investment Trust Class S shares are only available to a limited group of investors.

Investment income, realized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

DWS Money Market Prime Series	|	21

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/ amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian or another designated sub-custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial

22	|	DWS Money Market Prime Series

institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claims on the collateral may be subject to legal proceedings.

As of July 31, 2019, the Fund held repurchase agreements with a gross value of $60,067,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Fund’s Investment Portfolio.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of July 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At July 31, 2019, the aggregated cost of investments for federal income tax purposes was $703,728,680.

At July 31, 2019, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$275,319

The tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended July 31,
	2019	2018
Distributions from ordinary income*	$13,994,289	$8,257,329

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

DWS Money Market Prime Series	|	23

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $215 million of the Fund’s average daily net assets	.400%
Next $335 million of such net assets	.275%
Next $250 million of such net assets	.200%
Next $800 million of such net assets	.150%
Next $800 million of such net assets	.140%
Next $800 million of such net assets	.130%
Over $3.2 billion of such net assets	.120%

Accordingly, for the year ended July 31, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.29% of the Fund’s average daily net assets.

For the period from August 1, 2018 through September 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses

24	|	DWS Money Market Prime Series

such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

DWS Cash Investment Trust Class A	.85%
DWS Cash Investment Trust Class C	1.60%
DWS Cash Investment Trust Class S	.57%
DWS Money Market Fund	.57%

For the year ended July 31, 2019, fees waived and/or expenses reimbursed for DWS Cash Investment Trust Class S are $33,473.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended July 31, 2019, the Administration Fee was $723,975, of which $59,933 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement among DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended July 31, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at July 31, 2019
DWS Cash Investment Trust Class A	$28,331	$4,721
DWS Cash Investment Trust Class C	4,763	745
DWS Cash Investment Trust Class S	208,110	35,041
DWS Money Market Fund	395,351	66,630
	$636,555	$107,137

In addition, for the year ended July 31, 2019, the amounts charged to the Fund for recordkeeping and other administrative services provided by

DWS Money Market Prime Series	|	25

unaffiliated third parties, included in the Statement of Operations under “Services to Shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
DWS Cash Investment Trust Class A	$4,988
DWS Cash Investment Trust Class C	1,912
DWS Cash Investment Trust Class S	4,365
DWS Money Market Fund	10,311
$21,576

Distribution and Service Fees. Under the Fund’s DWS Cash Investment Trust Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of DWS Cash Investment Trust Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of DWS Cash Investment Trust Class C shares. For the year ended July 31, 2019, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2019
DWS Cash Investment Trust Class C	$79,232	$5,186

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to DWS Cash Investment Trust Class A and DWS Cash Investment Trust Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2019, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2019	Annual Effective Rate
DWS Cash Investment Trust Class A	$84,144	$6,686	.25%
DWS Cash Investment Trust Class C	26,411	1,729	.25%
	$110,555	$8,415

Contingent Deferred Sales Charge. DDI receives any contingent deferred sales charge (“CDSC”) from DWS Cash Investment Trust Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for DWS Cash Investment Trust Class C. For the year ended July 31, 2019, the

26	|	DWS Money Market Prime Series

CDSC for DWS Cash Investment Trust Class C shares aggregated $263. A deferred sales charge of up to 0.85% is assessed on certain redemptions of DWS Cash Investment Trust Class A shares. For the year ended July 31, 2019, DDI received $387 for DWS Cash Investment Trust Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended July 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders“ aggregated $15,815, of which $6,947 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. During the year ended July 31, 2019, the Fund engaged in securities purchases of $28,100,000 and securities sales of $28,100,000 with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

C. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at July 31, 2019.

DWS Money Market Prime Series	|	27

D. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2019		Year Ended July 31, 2018
	Shares	Dollars	Shares	Dollars

Shares sold
DWS Cash Investment Trust Class A	13,640,907	$13,640,907	11,963,614	$11,963,614
DWS Cash Investment Trust Class C	5,725,802	5,725,802	15,121,089	15,121,089
DWS Cash Investment Trust Class S	54,524,977	54,524,977	55,566,882	55,566,882
DWS Money Market Fund	163,024,134	163,024,134	172,703,268	172,703,268
Account Maintenance Fees	—	265,478	—	(640)
		$237,181,298		$255,354,213

Shares issued to shareholders in reinvestment of distributions
DWS Cash Investment Trust Class A	565,249	$565,249	315,504	$315,504
DWS Cash Investment Trust Class C	94,306	94,306	43,611	43,611
DWS Cash Investment Trust Class S	3,403,796	3,403,796	1,987,477	1,987,477
DWS Money Market Fund	9,611,389	9,611,389	5,635,916	5,635,916
		$13,674,740		$7,982,508

Shares redeemed
DWS Cash Investment Trust Class A	(16,149,754)	$(16,149,754)	(55,131,545)	$(55,131,545)
DWS Cash Investment Trust Class C	(18,506,569)	(18,506,569)	(9,717,608)	(9,717,608)
DWS Cash Investment Trust Class S	(60,020,658)	(60,020,658)	(69,715,122)	(69,715,122)
DWS Money Market Fund	(194,797,403)	(194,797,403)	(211,689,679)	(211,689,679)
		$(289,474,384)		$(346,253,954)

28	|	DWS Money Market Prime Series

	Year Ended July 31, 2019		Year Ended July 31, 2018
	Shares	Dollars	Shares	Dollars

Net increase (decrease)
DWS Cash Investment Trust Class A	(1,943,598)	$(1,943,598)	(42,852,427)	$(42,852,427)
DWS Cash Investment Trust Class C	(12,686,461)	(12,686,461)	5,447,092	5,447,092
DWS Cash Investment Trust Class S	(2,091,885)	(2,091,885)	(12,160,763)	(12,160,763)
DWS Money Market Fund	(22,161,880)	(22,161,880)	(33,350,495)	(33,350,495)
Account Maintenance Fees	—	265,478	—	(640)
		$(38,618,346)		$(82,917,233)

DWS Money Market Prime Series	|	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Money Funds and Shareholders of DWS Money Market Prime Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Money Market Prime Series (the “Fund”) (one of the funds constituting the Deutsche DWS Money Funds) (the “Trust”), including the schedule of investments, as of July 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the Deutsche DWS Money Funds) at July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial

30	|	DWS Money Market Prime Series

reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

September 24, 2019

DWS Money Market Prime Series	|	31

Information About Your Fund’s Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2019 to July 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class C and DWS Cash Investment Trust Class S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for these shares during the period would be higher, and account value during the period would be lower, by this amount.

32	|	DWS Money Market Prime Series

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2019 (Unaudited)

Actual Fund Return	DWS Cash Investment Trust Class A	DWS Cash Investment Trust Class C	DWS Cash Investment Trust Class S	DWS Money Market Fund
Beginning Account Value 2/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 7/31/19	$1,009.00	$1,005.60	$1,010.20	$1,010.40
Expenses Paid per $1,000*	$3.98	$7.41	$2.79	$2.64

Hypothetical 5% Fund Return	DWS Cash Investment Trust Class A	DWS Cash Investment Trust Class C	DWS Cash Investment Trust Class S	DWS Money Market Fund
Beginning Account Value 2/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 7/31/19	$1,020.83	$1,017.41	$1,022.02	$1,022.17
Expenses Paid per $1,000*	$4.01	$7.45	$2.81	$2.66

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	DWS Cash Investment Trust Class A	DWS Cash Investment Trust Class C	DWS Cash Investment Trust Class S	DWS Money Market Fund
DWS Money Market Prime Series	.80%	1.49%	.56%	.53%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS Money Market Prime Series	|	33

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Money Market Prime Series’ (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the

34	|	DWS Money Market Prime Series

Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one- and three-year periods ended December 31, 2017, the Fund’s gross performance (DWS Cash Investment Trust Class A shares) was in the 3rd quartile and 2nd quartile, respectively, of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment

DWS Money Market Prime Series	|	35

management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). Based on Broadridge data provided as of December 31, 2017, the Board noted that the Fund’s total operating expenses (excluding 12b-1 fees and/or shareholder administration fees, if applicable) were higher than the median of the applicable Broadridge expense universe (less any applicable 12b-1 fees) for the following share classes: DWS Cash Investment Trust Class A shares (4th quartile), DWS Cash Investment Trust Class S shares (4th quartile), DWS Money Market Fund shares (4th quartile) and DWS Cash Investment Trust Class C shares (4th quartile). The Board noted the expense limitations agreed to by DIMA. The Board also noted the voluntary fee waivers implemented by DIMA prior to December 31, 2017 to ensure the Fund maintained a positive yield. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the

36	|	DWS Money Market Prime Series

profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Money Market Prime Series	|	37

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	82	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	82	Portland General Electric[2] (utility company) (2003– present)

38	|	DWS Money Market Prime Series

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	82	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	82	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	82	Director, Aberdeen Japan Fund (since 2007)

DWS Money Market Prime Series	|	39

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	82	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	82	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	82	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	82	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)

40	|	DWS Money Market Prime Series

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,9] (1966) Chief Financial Officer and Treasurer, since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[10] (1984) Assistant Secretary, since February 8, 2019	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

[10]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Money Market Prime Series	|	41

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class C and DWS Cash Investment Trust Class S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing was filed with the SEC on Form N-Q. Effective from and after the Fund’s first fiscal quarter-end of 2019, Form N-Q is rescinded and will not be filed with the SEC. In addition, each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com as of each month-end. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

42	|	DWS Money Market Prime Series

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Nasdaq Symbol	CUSIP Number	Fund Number
DWS Money Market Fund	KMMXX	25159J 104	6
DWS Cash Investment Trust Class A	DOAXX	25159J 203	421
DWS Cash Investment Trust Class C	DOCXX	25159J 401	721
DWS Cash Investment Trust Class S	DOSXX	25159J 500	2021

DWS Money Market Prime Series	|	43

Notes

Notes

Notes

Notes

DMMF-2

(R-023514-9 9/19)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Money Market Prime Series

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended July 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2019	$31,433	$0	$6,755	$0
2018	$67,430	$0	$7,264	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended July 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2019	$0	$740,482	$0
2018	$0	$470,936	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended July 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2019	$6,755	$740,482	$0	$747,237
2018	$7,264	$470,936	$513,130	$991,330

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2018 and 2019 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee of certain lending relationships of EY with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that EY had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Money Market Prime Series, a series of Deutsche DWS Money Funds

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/3/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/3/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	10/3/2019